UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2010

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	1-14880	N/A
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1055 West Hastings Street, Suite 2200

Vancouver, British Columbia, Canada V6E 2E9

and

2700 Colorado Avenue, Suite 200

Santa Monica, California 90404

(Address of principal executive offices) (Zip Code)

(877) 848-3866

(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement...............................................................................................................	2
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits....................................................................	2
SIGNATURE....................................................................................................................................................................................	3
EXHIBIT INDEX..............................................................................................................................................................................	4
EX 10.79.............................................................................................................................................................................................	5

Item 1.01. Entry into a Material Definitive Agreement.

On July 9, 2010, Lions Gate Entertainment Corp. (the “Company”) entered into a letter agreement (the “Agreement”) with Carl C. Icahn.  Pursuant to the Agreement, among other things, the Company and Mr. Icahn have agreed to work together on certain acquisition opportunities beginning on July 9, 2010 and ending on July 19, 2010, and the Company agreed to refrain from specified actions during that period.

The foregoing description is only a summary, is not complete, should be read together with, and is qualified in its entirety by reference to, the entire Agreement, which has been filed as Exhibit 10.79 to this Form 8-K, and is incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Financial statements of businesses acquired.

Not applicable.

(b)     Pro forma financial information.

Not applicable.

(c)     Shell company transactions.

          Not applicable.

(d)     Exhibits. The following exhibits are filed as part of this report:

10.79               Letter, dated as of July 9, 2010, from Lions Gate Entertainment Corp. to Carl C. Icahn.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 9, 2010

LIONS GATE ENTERTAINMENT CORP.

By:    /s/ James Keegan

Name: James Keegan

Title:   Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.79	Letter, dated as of July 9, 2010, from Lions Gate Entertainment Corp. to Carl C. Icahn.